Supplement to the
Fidelity® Select Portfolios®
Energy Portfolio
April 29, 2025
Summary Prospectus

Maurice FitzMaurice no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty (Portfolio Manager) has managed the fund since 2024.
ENE-SUSTK-1025-104 1.9880387.104	October 30, 2025